COHEN & STEERS ASIA PACIFIC REALTY SHARES SUMMARY PROSPECTUS JULY 1, 2010 CLASS I SHARES (APFIX)

Before you invest, you may want to review the fund’s prospectus and statement and additional information (SAI), which contain more information about the fund and its risks. You can find the fund’s prospectus, SAI and other information about the fund online at cohenandsteers.com/opmc overview.asp?cusip=20. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and SAI, both dated March 1, 2010 (as revised or supplemented), are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers Asia Pacific Realty Shares, Inc. (the Fund) is total return (capital appreciation and current income).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment):	None
Redemption Fee (as a percentage of redemption proceeds on shares owned for 60 days or less when purchased at net asset value by certain investors)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.00%
Other Expenses	1.00%

Total Annual Fund Operating Expenses	2.00%
Fee Waiver/Expense Reimbursement(1)	(0.55)%

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)(1)	1.45%

(1)	Through February 28, 2011, Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.45% for the Class I shares (excluding certain expenses incurred in connection with the Fund’s investment in other investment companies). This contractual agreement can only be amended by agreement of the Fund and the Advisor to lower the amounts shown and will terminated automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the Advisor did not reimburse expenses after the first year (in the first year, expenses are based on the net amount pursuant to the contractual agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$203	$627	$1,078	$2,327

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of equity securities issued by real estate companies located in the Asia Pacific region. Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate related loans or other interests. They are generally not taxed on income distributed to their shareholders so long as they meet certain tax related requirements, including that they distribute substantially all of their taxable income to such shareholders. REIT-like entities are companies organized outside of the U.S. that have operations and receive tax treatment similar to that of REITs. The Fund may invest a significant percentage of its portfolio in Asia Pacific REITs and REIT-like entities. However, the Fund may also invest a significant percentage of its portfolio in other Asia Pacific real estate companies. The Fund retains the ability to invest in real estate companies of any market capitalization.

Under normal market conditions, the Fund expects to have investments across the Asia Pacific region, with a primary focus on Australia, Hong Kong, Japan, New Zealand and Singapore and the flexibility to invest in other markets (e.g., South Korea, China, India, Taiwan, Malaysia, Indonesia, Philippines and Thailand) as opportunities arise. The Fund may, however, invest up to 20% of its net assets in the equity securities of non-Asia Pacific REITs, REIT-like entities and other real estate companies. In addition, the Fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries.

PRINCIPAL RISKS

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk

Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Market Risk

Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management.

REIT Risk

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended (the Code). Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Foreign (Non-U.S.) Securities Risk

Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Asia Pacific Securities Risk

Asia Pacific countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries, and the securities and real estate markets of some Asian countries have in the past sometimes experienced substantial economic disruption and may do so in the future.

The economies of many Asia Pacific markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The Fund will be subject, to a greater extent than if the Fund’s assets were less geographically concentrated, to the risks of adverse changes in Asia Pacific markets and to political, social or economic events within the Asia Pacific region. To the extent that a significant portion of the Fund’s assets is invested in a particular Asia Pacific country or a small number of countries in the region, the Fund will be subject to a greater extent to the risks of adverse changes in that country or those countries.

Foreign Currency Risk

The Fund’s net asset value (NAV) could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Smaller Companies Risk

Even the larger real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business, so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

Interest Rate Risk

Interest rate risk is the risk that preferred securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

Non-Diversification Risk

As a “non-diversified” investment company, the Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class I shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at cohenandsteers.com or by calling (800) 330-7348.

This chart does not reflect the deduction of taxes on distributions or redemptions; if these amounts were reflected, returns would be less than those shown.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

CLASS I SHARES ANNUAL TOTAL RETURNS*

Highest quarterly return during this period: 41.15%

(quarter ended June 30, 2009)

Lowest quarterly return during this period: -21.97%

(quarter ended December 31, 2008)

Average Annual Total Returns

(for periods ended December 31, 2009)

	1 Year	Since Inception (July 31, 2006)
Class I Shares
Return Before Taxes	41.07%	–1.46%
Return After Taxes on Distributions	36.01%	–3.61%
Return After Taxes on Distributions and Sale of Fund Shares	26.98%	–2.24%

FTSE EPRA/NAREIT Developed Asia Real Estate (Net) Index (reflects no deduction for fees or expenses)(1)	43.35%	–1.00%

S&P Asia Pacific Property (Net) Index (reflects no deduction for fees or expenses)(1)	39.91%	–1.92%

(1) The FTSE EPRA/NAREIT Developed Asia Real Estate Index (net of dividend withholding taxes) is an unmanaged portfolio of approximately 74 constituents from 5 countries in the Asia region. The S&P Asia Pacific Property Index (net of dividend withholding taxes), an unmanaged portfolio of approximately 156 constituents from 5 countries in the Asia Pacific region, is provided as a broad-based index for comparative purposes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT

Advisor

Cohen & Steers Capital Management, Inc.

Subadvisor

Cohen & Steers Asia Limited

Portfolio Managers

The Fund’s portfolio managers are:

Martin Cohen—Director and Co-Chairman of the Fund. Mr. Cohen has been a portfolio manager of the Fund since inception.

Robert H. Steers—Director and Co-Chairman of the Fund. Mr. Steers has been a portfolio manager of the Fund since inception.

Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.

Scott Crowe—Vice President of the Fund. Mr. Crowe has been a portfolio manager of the Fund since 2008.

Luke Sullivan—Vice President of the Fund. Mr. Sullivan has been a portfolio manager of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

You may open an account with the Fund with a minimum investment of $1,000,000. If you are a registered advisor, you may open a Class I account with the Fund with an aggregate minimum investment of $1,000,000. We are free to reject any purchase order, and we reserve the right to waive or change these minimum investment requirements.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities LLC, the Fund’s distributor (the Distributor). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.

Please mail the signed Subscription Agreement to:

Boston Financial Data Services

Cohen & Steers Funds

P.O. Box 8123

Boston, MA 02266-8123

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or it’s Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

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